Impairment of goodwill	12 Months Ended
Dec. 31, 2020
Goodwill [abstract]
Impairment of goodwill

Note 8    Impairment losses and goodwill

8.1    Impairment losses

(in millions of euros)	December 31,	December 31,	December 31,
	2020	2019	2018
Jordan	—	(54)	(56)
Total of impairment of goodwill	—	(54)	(56)

The impairment tests on Cash-Generating Units (CGUs) may result in impairment losses on goodwill and on fixed assets (see Note 9.3).

At December 31, 2020

At December 31, 2020, impairment tests did not result in the Group recognizing any impairment losses.

At December 31, 2019

In Jordan, the 54 million euros impairment of goodwill reflected, as it had in 2018, the effects of an uncertain political and economic climate and heavy competitive pressure on the fixed and mobile data markets. The net carrying value of tested assets was brought down to the value in use of current and long-term assets at 100% at December 31, 2019 (0.8 billion euros).

In Egypt, the reversal of 89 million euros of impairment on fixed assets primarily reflected an improvement in the country's economic situation (see Note 9.3).

At December 31, 2018

In Jordan, the 56 million euros impairment of goodwill mostly reflected the effects of an uncertain political and economic climate and heavy competitive pressure on the fixed and mobile data markets. The net carrying value of tested assets was brought down to the value in use of current and long-term assets at 100% at December 31, 2018 (0.7 billion euros).

In Niger, the value of the telecommunication market continued to fall in a business environment that remained challenging. The economic and financial position of the Company led it, as a precaution, to recognize a fixed-asset impairment in the amount of 43 million euros to cover Orange’s exposure using our best current estimation.

8.2    Goodwill

(in millions of euros)	December 31, 2020			December 31, 2019	December 31, 2018
		Accumulated
		impairment
	Gross value	losses	Net book value	Net book value	Net book value
France	14,377	(13)	14,364	14,364	14,364
Europe	13,463	(3,951)	9,512	9,537	9,420
Spain	6,986	(114)	6,872	6,872	6,840
Romania	1,806	(570)	1,236	1,236	1,236
Slovakia	806	—	806	806	806
Belgium	1,049	(713)	336	350	298
Poland	2,672	(2,536)	136	140	111
Moldova	76	—	76	83	79
Luxembourg	68	(19)	50	50	50
Africa & Middle East	2,510	(1,066)	1,443	1,481	1,542
Burkina Faso	428	—	428	428	428
Côte d’Ivoire	417	(42)	375	375	375
Morocco	253	—	253	257	251
Sierra Leone	118	—	118	134	152
Jordan	257	(154)	103	112	163
Cameroon	134	(90)	44	44	44
Other	903	(781)	122	131	129
Enterprise	2,871	(647)	2,225	2,245	1,830
International Carriers & Shared Services	18	—	18	18	18
Mobile Financial Services	35	—	35	—	—
Goodwill	33,273	(5,678)	27,596	27,644	27,174

(in millions of euros)		December 31,	December 31,	December 31,
	Note	2020	2019	2018
Gross value in the opening balance		33,579	32,949	32,687
Acquisitions		26	520	353
Disposals		—	(4)	(12)
Translation adjustment		(331)	111	(39)
Reclassifications and other items		—	3	(40)
Gross value in the closing balance		33,273	33,579	32,949
Accumulated impairment losses in the opening balance		(5,935)	(5,775)	(5,776)
Impairment	8.1	—	(54)	(56)
Disposals		—	4	12
Translation adjustment		257	(110)	45
Accumulated impairment losses in the closing balance		(5,678)	(5,935)	(5,775)
Net book value of goodwill		27,596	27,644	27,174

8.3    Key assumptions used to determine recoverable amounts

The key operational assumptions reflect past experience and expected trends: unforeseen changes have in the past affected, and could continue to significantly affect, these expectations. In this respect, the review of expectations could affect the margin of recoverable amounts over the carrying value tested (see Note 8.4) and result in impairment losses on goodwill and fixed assets.

In 2020, the Group updated its financial trajectories. The entire strategic plan will be updated in 2021.

The discount rates and growth rates to perpetuity used to determine the values in use were revised as follows at the end of December 2020:

–  the discount rates, which may incorporate a specific premium reflecting an assessment of the performance risks of certain business plans or country risks, experienced the following changes:

–  a fall in Europe due, on the one hand, to interest rates lowered by central banks in response to the crisis, and on the other hand, a fall in betas due to the minimal reaction of European telecom operators to changes in the indices,

–  an increase in the Africa and Middle East region, where country risk premiums tend to increase as investors seek lower risk;

–  perpetual growth rates increased slightly in the Africa and Middle East region, returning to the rates used in December 2018. In Europe, perpetual growth rates were maintained in most regions, with the assessment made at the end of December 2020 concluding that the effects of the economic situation would not lead to any change in the long-term outlook of the service markets offered by the Group.

At December 31, 2020, business plans and key operating assumptions were sensitive to the following:

–  the consequences of the Covid-19 pandemic: a slowdown in sales activity, a decline in roaming and equipment sales and a delay in the assumption of a return to an economic situation deemed normal;

–  the tradeoffs to be made by regulatory and competition authorities between reducing prices to consumers and stimulating business investment, or in terms of rules for awarding 5G operating licenses or market concentration;

–  the fiercely competitive nature of the markets in which the Group operates, where price pressure is strong, particularly in Spain;

–  the Group’s ability to adjust costs and capital expenditure to changes in revenue;

–  specifically in the Middle East and the Maghreb (Jordan, Egypt, Tunisia) as well as in some African countries (Mali, Democratic Republic of the Congo, Central African Republic and Burkina Faso):

–  changes in the political situation and security with their resulting negative economic impacts on the overall business climate.

The parameters used to determine the recoverable amount of the main consolidated activities or the activities most sensitive to the assumptions of the impairment tests are as follows:

						Belgium/
December 31, 2020	France		Spain	Poland	Enterprise	Luxembourg	Romania	Morocco
Basis of recoverable amount	Value in use					Fair value	Value in use
Source used	Internal plan					NA	Internal plan
Methodology	Discounted cash flow					NA	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	NA	2.3%	2.8%
Post-tax discount rate	5.5	% (1)	6.5%	7.3%	7.5%	NA	7.5%	7.3%
Pre-tax discount rate	7.4%		8.1%	8.5%	10.2%	NA	8.5%	8.6%
							Sierra
December 31, 2019	France		Spain	Poland	Enterprise	Belgium	Leone	Liberia

Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	0.5%	3.8%	3.8%
Post-tax discount rate	6.0	% (1)	7.3%	8.3%	7.5%	7.5%	13.0%	13.0%
Pre-tax discount rate	8.1%		9.1%	9.7%	10.0%	9.6%	15.9%	15.9%

December 31, 2018	France		Spain	Poland	Enterprise	Belgium	Romania	Egypt
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.0%	0.3%	0.5%	2.3%	4.0%
Post-tax discount rate	6.0	% (1)	7.0%	8.0%	7.5%	6.8%	8.3%	13.8%
Pre-tax discount rate	7.8%		8.8%	9.5%	10.2%	8.6%	9.3%	16.1%

(1)	The after-tax discount rate for France includes a corporate tax reduction of 25.82% by 2022.

The fair value of the Belgium/Luxembourg entity was defined on the basis of the conditional voluntary public tender offer for the shares of Orange Belgium SA launched on January 21, 2021.

The Group’s listed subsidiaries are Orange Polska (Warsaw Stock Exchange), Orange Belgium (Brussels Stock Exchange), Jordan Telecom (Amman Stock Exchange) and Sonatel (Regional Stock Exchange (BRVM)). The aggregated share of these subsidiaries, which publish their own regulated information, is less than or equal to 20% of the consolidated revenue, operating income and net income.

8.4    Sensitivity of recoverable amounts

The correlation between operating cash flow and investment capacity means that the sensitivity of net cash flow is used. Cash flow for the terminal year forming a significant part of the recoverable amount, a change of plus or minus 10% in these cash flows is presented as a sensitivity assumption.

Cash flow is cash provided by operating activities net of acquisitions and disposals of property, plant and equipment and intangible assets (including tax at a standard rate, repayment of lease liabilities and debts related to financed assets, related interest expenses and excluding other interest expenses).

A sensitivity analysis was carried out on the main consolidated activities or the activities most sensitive to the assumptions of the impairment tests and is presented below to enable readers of the financial statements to estimate the effects of their own estimates. Changes in cash flow, perpetual growth rates or discount rates exceeding the sensitivity levels presented have been observed in the past.

			Decrease in the discounted cash
	Increase in discount rate in order	Decrease in the perpetual growth	flows of the terminal value in
	for the recoverable amount to be	rate in order for the recoverable	order for the recoverable amount to
	equal to the net carrying value (in	amount to be equal to the net	be equal to the net carrying value
	basis points)	carrying value (in basis points)	(in %)
December 31, 2020
France	+141 bp	(124) bp	-28%
Spain	+1 bp	(1) bp	0%
Poland	+189 bp	(151) bp	-23%
Enterprise	+1,067 bp	(1,691) bp	-82%
Romania	+49 bp	(49) bp	-9%
Morocco	+354 bp	(433) bp	-53%
Belgium	NA	NA	NA

December 31, 2019
France	+252 bp	(243) bp	-34%
Spain	+54 bp	(63) bp	-11%
Poland	+200 bp	(178) bp	-24%
Enterprise	+1,130 bp	(1,783) bp	-74%
Belgium	+856 bp	(711) bp	-69%
Sierra Leone	+50 bp	(86) bp	-9%
Liberia	+83 bp	(154) bp	-15%

December 31, 2018
France	+347 bp	(399) bp	-48%
Spain	+144 bp	(173) bp	-26%
Poland	+354 bp	(312) bp	-33%
Belgium	+301 bp	(324) bp	-38%
Enterprise	+1,299 bp	(3,573) bp	-88%

At December 31, 2020, the fair value of the Belgium/Luxembourg entity was defined in the context of the conditional voluntary public tender offer for all shares of Orange Belgium SA launched on January 21, 2021. Sensitivity analyzes, calculated on cash flows and financial parameters, are therefore not relevant for these CGUs at December 31, 2020. A change of one euro in the reference price per share used to calculate the fair value of the Belgium/Luxembourg entity would have an effect on the recoverable amount of 0.1 billion euros.

At December 31, 2020, the value in use of the Spain CGU was revised based on the key valuation assumptions established by the new local governance. This valuation exercise was carried out in a particularly competitive market, marked by an erosion in average revenue per user and the effects of the current health crisis. The revision of the assumptions resulted in a value in use equal to the carrying value of the assets tested, without however requiring any impairment.

A sensitivity analysis was carried out on each of the following criteria, taken individually:

–  increase of 1% in the discount rate;

–  decrease of 1% in the perpetual growth rate;

–  decrease of 10% in cash flow in the terminal year.

This sensitivity analysis revealed a risk of impairment estimated at between 15% and 30% of the net value of goodwill according to the criteria retained taken individually.

The same analysis was carried out on:

–  Romania and identified a risk of impairment of up to 15% of the net value of goodwill;

–  Jordan and revealed an impairment risk estimated at approximately 20% of the net value of goodwill.

The other entities not listed above, with the exception of the Orange brand, presented in Note 9.3, each account for less than 3% of the recoverable amount of the consolidated entities.

Accounting policies

Goodwill recognized as an asset in the statement of financial position comprises the excess calculated:

–  either on the basis of the equity interest acquired (and for business combinations after January 1, 2010, with no subsequent changes for any additional purchases of non-controlling interests); or

–  on a 100% basis, leading to the recognition of goodwill relating to non-controlling interests.

Goodwill is not amortized. It is tested for impairment at least annually and more frequently when there is an indication that it may be impaired. Thus, changes in general economic and financial trends, the different levels of resilience of the telecommunication operators with respect to the deterioration of local economic environments, changes in the market capitalization of telecommunication operators, as well as financial performance compared to market expectations represent external impairment indicators that are analyzed by the Group, together with internal performance indicators, in order to assess whether an impairment test should be performed more than once a year.

These tests are performed at the level of each Cash-Generating Unit (CGU) (or group of CGUs). These generally correspond to business segments or to each country in the Africa and Middle East region and Europe. This is reviewed if the Group changes the level at which it monitors return on investment for goodwill testing purposes.

To determine whether an impairment loss should be recognized, the carrying value of the assets and liabilities of the CGUs or groups of CGUs is compared to their recoverable amount, for which Orange uses mostly the value in use.

Value in use is estimated as the present value of the expected future cash flows. Cash flow projections are based on economic and regulatory assumptions, license renewal assumptions and sales activity and investment forecasts drawn up by the Group’s management, as follows:

–  cash flow projections are based on three-to-five-year business plans and include a tax cash flow calculated as EBIT (operating income) multiplied by the statutory tax rate (excluding the impact of deferred tax and unrecognized tax loss carryforwards at the date of valuation). In the case of recent acquisitions, longer-term business plans may be used;

–  post-tax cash flow projections beyond that timeframe may be extrapolated by applying a declining or flat growth rate for the next year, and then a perpetual growth rate reflecting the expected long-term growth in the market;

–  post-tax cash flows are subject to a post-tax discount rate, using rates which incorporate a relevant premium reflecting a risk assessment for the implementation of certain business plans or country risks. The value in use derived from these calculations is identical to the one that would result from discounting pre-tax cash flows at pre-tax discount rates.

The key operating assumptions used to determine the value in use are common across Group’s business segments. Key assumptions for most CGUs include:

–  key revenue assumptions, which reflect market level, penetration rate of the offers and market share, positioning of the competition’s offers and their potential impact on market price levels and their transposition to the Group’s offer bases, regulatory authority decisions on pricing of services to customers and on access and pricing of inter-operator services, technology migration of networks (e.g. extinction of copper local loops), decisions of competition authorities in terms of concentration or regulation of adjacent sectors such as cable;

–  key cost assumptions, on the level of marketing expenses required to deal with the pace of product line renewals and the positioning of the competition, the ability to adjust costs to potential changes in revenues or the effects of natural attrition and employee departure plans underway;

–  key assumptions on the level of capital expenditure, which may be affected by the rollout of new technologies, by decisions of regulatory authorities relating to licenses and spectrum allocation, deployment of fiber networks, mobile network coverage, sharing of network elements or obligations to open up networks to competitors.

Tested net carrying values include goodwill, land and assets with finite useful lives (property, plant and equipment, intangible assets and net working capital requirements including intra-group balances). The Orange brand, an asset with an indefinite useful life, is subject to a specific test, see Note 9.3.

If an entity partially owned by the Group includes goodwill attributable to non-controlling interests, the impairment loss is allocated between the shareholders of Orange SA and the non-controlling interests on the same basis as that on which profit or loss is allocated (i.e. ownership interest).

Impairment loss for goodwill is recorded definitively in operating income.